Exhibit 10.50

AMENDMENT TO MANUFACTURING SALES AGREEMENT

THIS AMENDMENT TO MANUFACTURING SALES AGREEMENT (this “Amendment”) is effective as of January 1, 2008, by and between NATURAL ALTERNATIVES INTERNATIONAL, INC. (“NAI”), MANNATECH, INCORPORATED (“MANNATECH US”), and MANNATECH SWISS INTERNATIONAL GmbH (“MANNATECH SWISS”).

A.	MANNATECH US and NAI are the current parties to a Manufacturing Sales Agreement dated November 19, 2004 (the “Manufacturing Agreement”);

B.

MANNATECH SWISS is an affiliate of MANNATECH US; MANNATECH US is implementing a global restructuring project to optimize its operations and the restructuring includes adding MANNATECH SWISS as a party to certain supply and purchasing agreements; and

C.

The parties, therefore, desire to amend and revise the Manufacturing Agreement for the purpose of adding MANNATECH SWISS as an additional party. Any capitalized terms used in the Amendment shall, unless otherwise specified herein, have the same meaning ascribed to such terms as set forth in the Manufacturing Agreement.

NOW, THEREFORE, the undersigned parties agree as follows:

1.

Amendment to Manufacturing Agreement. The Manufacturing Agreement is amended to provide that MANNATECH SWISS is added as a party to the Manufacturing Agreement. Thus, collectively and individually MANNATECH US and MANNATECH SWISS are entitled to receive all rights and benefits of Buyer under the Manufacturing Agreement and shall be responsible for all duties and obligations of Buyer under the Manufacturing Agreement. Except as contemplated under this Amendment, all other terms, conditions, provisions contained in the Manufacturing Agreement remain unchanged and in full force and effect.

2.

Integration; Modification. This Amendment contains the entire understanding between NAI on the one hand, and MANNATECH US and MANNATECH SWISS on the other hand, with respect to the subject matter of this Amendment and this Amendment supersedes all prior or contemporaneous oral or written agreements, conditions, or representations. This Amendment may not be amended, canceled, or superseded, nor will any provision of this Amendment be deemed waived, except by a written instrument executed by each of the parties to be charged.

3.	Binding Effect. This Amendment will be binding upon, and inure to the benefit of, the parties and their respective heirs, legatees, personal representatives, successors and assigns.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which, when taken together, will constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this instrument as of the date first above written.

[Signatures on Next Page]

NATURAL ALTERNATIVES INTERNATIONAL, INC.

By:	/s/ Randy Weaver
Name:	RANDY WEAVER
Title:	PRESIDENT

MANNATECH, INCORPORATED

By:	/s/ Terry L. Persinger
Name:	TERRY L. PERSINGER
Title:	Pres & CEO

MANNATECH SWISS INTERNATIONAL GmbH

By:	/s/ Ronald D. Norman
Name:	Ronald D. Norman
Title:	Director

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